EXHIBIT 99.1


HAPPY NEW









VORNADO
REALTY TRUST

MARCH 2018

FORWARD LOOKING STATEMENTS

VORNADO
REALTY TRUST

Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust ("Vornado") may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates", "believes", "expects", "anticipates", "estimates", "intends", "plans", "would", "may" or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, incremental rent, incremental revenue and NOI, yields, and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see "Risk Factors" in Vornado's Annual Report on Form 10-K for the year ended December 31, 2017.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

Market Data
Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information.

NON-GAAP FINANCIAL MEASURES

VORNADO REALTY TRUST

This investor presentation contains certain non-GAAP financial measures, including net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and net asset value ("NAV").

NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

EBITDA represents earnings before interest, taxes, depreciation and amortization. We calculate EBITDA on an Operating Partnership basis which is before allocation to noncontrolling interests in the Operating Partnership. We consider EBITDA a non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

A reconciliation of NOI and EBITDA to net income, the most directly comparable GAAP measure, is provided on pages 33-35.

NAV means the sum of the estimated values of our New York Office, New York Retail, New York Residential, theMART and 555 California Street assets, calculated by dividing pro-forma 2017 cash basis NOI by the Cap Rate applicable to each group, plus other estimated asset values minus liabilities as of December 31, 2017. "NAV per share" means NAV divided by the number of Vornado common shares outstanding on an Operating Partnership basis as of December 31, 2017. NAV may not be equivalent to enterprise value, and NAV per share may not be equivalent to an appropriate trading price for Vornado common shares. NAV per share is not a representation or guarantee that our common shares will or should trade at this amount, that a shareholder would be able to realize this amount in selling our common shares, that a third party would offer the estimated NAV per share in an offer to purchase all or substantially all of our common shares, that we would actually receive the estimated NAV for the applicable asset or assets upon a sale of those assets, or that a shareholder would receive distributions per share equal to the estimated NAV per share upon sale or liquidation. Investors should not rely on the NAV per share as being an accurate measure of the fair market value of our common shares.

The terms NAV and NAV per share may not be comparable to similar measures presented by others. We consider NAV and NAV per share to be useful supplemental measures which assist both management and investors in estimating the fair value of Vornado. The calculation of NAV and NAV per share involves significant estimates and can be made using various methods. Each individual investor should review our calculation of NAV and NAV per share and make its own determination as to whether the methodology, assumptions and estimates we used to arrive at NAV and NAV per share are appropriate, or whether such investor should use an alternative methodology to perform its own calculations.

These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies.


NEW YORK CITY FOCUSED
PREMIER ASSETS
LEADING OPERATING PLATFORM
VORNADO REALTY TRUST
PENN PLAZA OPPORTUNITY
FORTRESS BALANCE SHEET
TRACK RECORD OF VALUE CREATION

VORNADO REALTY TRUST

Peerless NYC focused real estate company with premier office and street retail assets

- Vornado RemainCo 5 and 10-year same-store NOI growth is the best among blue chip REITs
- Vornado's portfolio consists of 39.4MM SF (30.1MM SF at share)
- New York focused company, with an irreplaceable NYC portfolio generating 89% of the Company's NOI
- NYC office includes trophy assets in best submarkets with blue chip tenant roster
  - Well positioned with over 50% in fast growing west side of Manhattan
- NYC street retail is among the scarcest and most valuable real estate in the world
  - Over 50% of NOI comes from Upper Fifth Avenue and Times Square (the two premier submarkets), leased for term with high quality tenants
- theMART and 555 California Street — the best assets in Chicago and San Francisco

Components of NOI[1]


NYC
Street Retail
30%
NYC
Office
59%
11%
theMART /
555 California

1. NOI for the year ended December 31, 2017 excluding other investments (see page 33 for non-GAAP reconciliation)

NEW YORK OFFICE & STREET RETAIL PORTFOLIOS BY SUBMARKET

VORNADO REALTY TRUST

NYC Office Submarket by Square Footage
As of 12/31/2017



Chelsea/ Meatpacking
3%
Midtown South
9%
Other
5%
Penn Plaza
39%
Plaza District
20%
Midtown
24%

NYC Retail Submarket by Cash NOI
As of 12/31/2017



Other
18%
Upper Fifth Avenue & Times Square
51%
Madison Avenue
7%
Soho
4%
Penn Plaza
20%

NYC CONTINUES TO BE A MAGNET FOR TALENT/ NYC JOB GROWTH OUTPACES THE NATION

VORNADO REALTY TRUST

- New York is the gateway city with the strongest projected population growth
  - Population projected to increase on average 23,700 annually for the next three decades, surpassing 9 million, by 2040 (NYC.gov)
- Diversified employment base
  - In 1990, 1 in 2 New York City jobs were in the financial services industry - today the ratio is 1 in 4
  - Second largest tech center outside of Silicon Valley
  - Growing footprint of healthcare systems and emergence of life sciences industry
- Resurgence of financial services sector
- Continuing corporate investment in New York
  - J.P. Morgan Chase building new 2.5 million SF corporate headquarters at 270 Park Avenue
  - Google acquisition of 1.2 million SF Chelsea Market building



NYC Outpaces National Job Growth
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2011
2012
2013
2014
2015
2016
2017
United States
NYC

Sources: NYS Department of Labor & United States Department of Labor, All Non-Farm Employment

MANHATTAN IS WELL-POSITIONED TO ABSORB UPCOMING OFFICE SUPPLY

VORNADO
REALTY TRUST

- Manhattan has benefited from no net new supply over the past 20 years
- New York City office-using jobs has grown at an average of 31,000 per year over the past 8 years
- Average job growth of 16,000 per year will absorb the new supply

	SF in Millions
Under Development (2018-2022)	21.4
Less: Pre-Leased to Date	8.7
Available to be Leased	12.7
Future vacancy in Midtown due to relocations to new construction	7.5
Total Required New Leasing	**20.2**

Years to Complete	5
Estimated SF Per Person	250
Average Annual Job Growth Required to Absorb	**16,000**

Manhattan Office Inventory



Million Square Feet
425
400
375
350
389
392
392
379
387
389
391
390
389
391
395
393
393
393
393
395
397
395
397
399
402
410
413
415
420
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: Cushman & Wakefield

NYC Office-Using Job Growth



Thousands of Persons
50
40
30
20
10
0
+33.8
+30.3
+32.9
+30.6
+44.6
+42.1
+30.4
+20.5
+16.0 Job growth required to absorb new supply
2010 2011 2012 2013 2014 2015 2016 2017

Source: Cushman & Wakefield

CONSISTENT NYC TOURISM GROWTH SUPPORTS RETAIL SALES

VORNADO REALTY TRUST



Millions of Tourists
0
10
20
30
40
50
60
70
International
Domestic
CAGR: 3.3%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
33.1 36.4 36.2 35.2 35.3 37.8 39.9 42.6 43.8 46.0 47.1 45.6 48.8 50.9 52.7 54.3 56.5 58.5 60.7 61.7
6 6.6 6.8 5.7 5.1 4.8 6.1 6.8 7.3 8.9 9.5 8.6 9.8 10.6 10.9 11.5 12.0 12.3 12.7 12.4
27.1 29.8 29.4 29.5 30.2 33 33.8 35.8 36.5 37.1 37.6 37.0 39.0 40.3 41.8 42.8 44.5 46.2 48.1 49.3

Source: Cushman & Wakefield, NYC +Co

CATALYSTS FOR SHAREHOLDER VALUE CREATION

VORNADO REALTY TRUST

- Trading at a significant discount to NAV
- Only public way to play fast growing West Side of Manhattan
- Growth from creative-class new developments (900,000 SF at share)
  - 61 Ninth Avenue
  - 512 West 22nd Street
  - Farley Office Building
  - 260 Eleventh Avenue
- Penn Plaza Redevelopment – over 9 million SF existing portfolio with significant NOI upside and value creation
  - 6.7 million SF of office with average in-place rents of $61 PSF
  - PENN 1 Redevelopment to commence 2H18
  - Hotel Pennsylvania (2.8 million SF of development)
  - Other development sites
- Internal growth over time from highly sought-after existing assets
- Fortress balance sheet with substantial cash and available liquidity (~$4 billion) to take advantage of market opportunities
  - Sale of $1 billion of non-core assets and sellout of 220 Central Park South luxury condominiums will generate significant additional dry powder
- Attractive common dividend yield of 3.8% - highest among peers

For each $1 Billion invested at an assumed incremental return of 4% above cash yield

- Earnings increase by $40MM
- FFO per share increases by $0.20
- FFO Multiple decreases by 1.0x
- Dividends per share increase by $0.20

COMPONENTS OF NET ASSET VALUE

VORNADO
REALTY TRUST

(Amounts in millions, except square feet and per share amounts)

	Year Ended December 31, 2017				
	NOI - cash basis[1]	Less: BMS	Pro forma NOI - cash basis	Cap Rate	Value[2]
New York - Office	$ 679	$ (24)	$ 655	4.50 %	$ 14,556
New York - Retail	324	—	324	4.25 %	7,624
New York - Residential	22	—	22	3.50 %	629
theMART	99	—	99	5.00 %	1,980
555 California Street	45	—	45 [3]	N/A	1,260
	$ 1,169	$ (24)	$ 1,145		26,049
Less: Market management fee (28,565,000 square feet in service at share at $0.50 per square foot) at a 4.50% cap rate					317
					$ 25,732
Other Asset Values:					
Cash, restricted cash and marketable securities[4]					$ 1,628
Incremental value from 220 Central Park South					730
ALX - 1,654,068 shares at $395.85 per share (as of December 31, 2017)					655
Hotel Pennsylvania					500
BMS (2017 NOI of $24 at a 7.0x multiple)					168
UE - 5,717,184 shares at $25.49 per share (as of December 31, 2017)					146
Real estate fund investments (VNO's share at fair value)					99
PEI - 6,250,000 shares at $11.89 per share (as of December 31, 2017)					74
Other assets					1,011
Other construction in progress (at 110% of book value)					135
					$ 5,146
Liabilities (see page 32 in Appendix)					$ 11,268
NAV					$ 19,610 [2]
NAV per share (203.2 million common shares outstanding on an OP basis as of December 31, 2017)					$ 96 [2]
VNO Share Price (03/01/18)					$ 66.30
Discount to NAV					(31)%

(1) See page 33 for non-GAAP reconciliation
(2) Capitalization Rate ("Cap Rate") means the rate applied to pro forma cash basis NOI to determine the fair value of our properties. The Cap Rates reflected above are based on management's estimates, which are inherently uncertain. Other asset values are also estimates made by management, which are inherently uncertain. There can be no assurance that management's estimates accurately reflect the fair value of our assets, and actual value may differ materially
(3) Excludes incremental NOI from the lease-up of 315 and 345 Montgomery Street
(4) Pro-forma taking into consideration the January 2018 redemption of our Series G and Series I preferred shares for $470

(Amounts in millions)

	At 12/31/17
Secured debt	$ 8,204
Unsecured debt	1,600
Pro rata share of non-consolidated debt (excluding Toys R Us)	3,431
Less: noncontrolling interests' share of consolidated debt	(601)
Total debt	**12,634**
220 CPS (mortgage + term loan)	(1,700)
666 Fifth Avenue Office debt at share	(699)
Cash, restricted cash and marketable securities[1]	(1,628)
Net Debt	**$ 8,607**
EBITDA, as adjusted[2]	**$ 1,256**
Net Debt/EBITDA, as adjusted	**6.9x**

- ~$4 billion of liquidity
- ~$11 billion of unencumbered assets
- Recent activities reduced interest cost and extended maturities

1. *Pro-forma for the redemption of the outstanding 6.625% Series G and 6.625% Series I cumulative redeemable preferred shares. These shares were redeemed on January 4 and 11, 2018*
2. *See page 34 for non-GAAP reconciliation*

VORNADO REMAINCO LEADER AMONG BEST-IN-CLASS REITS

VORNADO
REALTY TRUST

Vornado RemainCo has delivered superior same-store cash NOI growth relative to blue chip peers on both a 5-year and 10-year basis

5-Year Same-Store Cash NOI CAGR
(2012-2017)


7.3%
3.8%
3.2%
3.2%
6.5%
6.5%
4.5%
4.3%
4.2%
3.2%
3.9%
4.3%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
VTR
FRT
PLD

10-Year Same-Store Cash NOI CAGR
(2007-2017)


5.6%
3.2%
2.3%
2.4%
2.7%
4.6%
3.6%
3.0%
3.3%
3.0%
2.7%
1.9%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
VTR
FRT
PLD

Source: Green Street Advisors

LEADER IN REPOSITIONING AND MODERNIZING PROPERTIES
SELECT CASE STUDIES

VORNADO
REALTY TRUST

(Amounts in thousands)






	1290 AVENUE OF THE AMERICAS 2,100,000 SF	770 BROADWAY 1,160,000 SF	330 WEST 34TH STREET 709,000 SF	7 WEST 34TH STREET 479,000 SF
Incremental Stabilized Cash NOI	$ 38,500	$ 30,600	$ 21,200	$ 15,700
Capital Cost (Including TI/LC)	221,300	167,500	142,700	77,200
Yield	**17.4%**	**18.3%**	**14.9%**	**20.3%**
Value Created[1]	**$ 444,000[2]**	**$ 512,500**	**$ 328,400**	**$ 271,700**
Value Created Per Share	**$ 2.18**	**$ 2.52**	**$ 1.62**	**$ 1.34**

1. Incremental NOI valued at 4.5% cap rate, less capital cost (including TI/LC)
2. Shown at 70% share

VORNADO'S OFFICE ASSETS LOCATED AT THE EPICENTER OF GROWTH

VORNADO
REALTY TRUST


NEW YORK
MANHATTAN WEST
HUDSON YARDS
PENN PLAZA
WEST SIDE


CHICAGO
RIVER NORTH


SAN FRANCISCO
FINANCIAL DISTRICT

SELECT NEW YORK CITY OFFICE PROPERTIES

VORNADO REALTY TRUST

PLAZA DISTRICT


888 SEVENTH AVENUE


650 MADISON AVENUE


666 FIFTH AVENUE


640 FIFTH AVENUE


689 FIFTH AVENUE

GRAND CENTRAL


330 MADISON AVENUE


90 PARK AVENUE

PENN PLAZA DISTRICT


7 WEST 34TH STREET


11 PENN PLAZA


330 WEST 34TH STREET


PENN 1/PENN 2


FARLEY OFFICE BUILDING

MIDTOWN


731 LEXINGTON AVENUE


1290 AVENUE OF THE AMERICAS

MIDTOWN SOUTH


ONE PARK AVENUE


770 BROADWAY

PARK AVENUE


280 PARK AVENUE


350 PARK AVENUE

CHELSEA / MEATPACKING


61 NINTH AVENUE


512 WEST 22ND STREET


85 TENTH AVENUE

BLUE-CHIP OFFICE TENANT ROSTER

VORNADO REALTY TRUST

FINANCIAL

- Bloomberg
- Goldman Sachs
- Bank of America
- Capital One
- UBS
- HSBC
- Neuberger Berman
- TPG
- M&T Bank
- Glencore
- pwc
- Morgan Stanley
- Wells Fargo
- Guggenheim
- Dodge & Cox Funds
- Franklin Templeton Investments
- Castle Harlan, Inc.
- Investcorp
- McKinsey&Company
- MFA Financial
- FactSet
- KKR
- Fidelity Investments
- PJT Partners
- American Century Investments

TAMI

- IPG
- amazon
- Deutsch
- razorfish
- facebook
- Google
- yelp
- Microsoft
- MSG
- cisco
- AMC Networks
- Oath:
- EMC²
- PayPal
- The McGraw-Hill Companies
- Yamaha
- Motorola
- Siemens
- 1871
- hachette book group
- Information Builders
- Thomson Reuters

HEALTHCARE / INSURANCE

- AXA
- New York University
- Columbia University
- aetna
- Allscripts
- Allstate
- UnitedHealthcare

LEGAL

- Kirkland & Ellis LLP
- Alston + Bird LLP
- Foley & Lardner LLP
- Bryan Cave
- Jones Day
- Fenwick & West LLP

OTHER

- Ralph Lauren
- macy's
- Conagra Brands
- United States of America
- Kellogg's

REAL ESTATE

- JLL
- Cushman & Wakefield
- Cohen & Steers
- Parsons Brinckerhoff
- HomeAdvisor
- RAMSA Robert A.M. Stern Architects
- Colliers International
- Structure Tone

SELECT NEW YORK CITY STREET RETAIL PROPERTIES

VORNADO
REALTY TRUST



828-850 MADISON AVENUE



595 MADISON AVENUE



650 MADISON AVENUE



759-771 MADISON AVENUE


Berluti

677 MADISON AVENUE



666 FIFTH AVENUE


689 FIFTH AVENUE

689 FIFTH AVENUE


HAPPY NEW YEAR!

1535 & 1540 BROADWAY



640 FIFTH AVENUE



510 FIFTH AVENUE



655 FIFTH AVENUE



697 FIFTH AVENUE



478-486 BROADWAY



435 SEVENTH AVENUE

DOMINANCE OF THE KEY HIGH STREET RETAIL SUBMARKETS IN MANHATTAN

Upper Fifth Avenue
Own 23% of Frontage[1]


FIFTH AVENUE

Times Square
Own Both Sides of the Bowtie



1540 BROADWAY **1535 BROADWAY**

1. Excludes churches, clubs and retail owned by users

BLUE-CHIP RETAIL TENANT ROSTER

HARRY WINSTON | dyson | SEPHORA | Cartier | Christofle

THE NORTH FACE | EQUINOX | TOPSHOP | BLANCPAIN | Levi's | TOD'S

sunglass hut | Salvatore Ferragamo | Disney | Berluti | COACH

STARBUCKS RESERVE | STARBUCKS | VICTORIA'S SECRET | amazon | J.CREW

H&M | INVICTA | WHOLE FOODS MARKET | FOREVER 21 | Chloé | Massimo Dutti | M·A·C

HOLLISTER | Madewell | MONCLER | UNI QLO | TISSOT

T-Mobile | swatch | sandro | john varvatos | Breguet Depuis 1775

STREET RETAIL PORTFOLIO
UPPER FIFTH & TIMES SQUARE BUTTONED UP FOR TERM

VORNADO REALTY TRUST

Over 50% of Vornado street retail NOI comes from Upper Fifth Avenue and Times Square. Both are locked up for term with high quality tenants

UPPER FIFTH AVENUE

Tenant	Year of Expiration
Zara	2019
MAC Cosmetics	2024
Hollister	2024
Uniqlo	2026
Tissot	2026
Dyson	2027
Ferragamo	2028
Swatch	2031
Harry Winston	2031[1]
Victoria's Secret	2032

TIMES SQUARE

Tenant	Year of Expiration
US Polo	2023
Sunglass Hut	2023
Planet Hollywood	2023
MAC Cosmetics	2025
T-Mobile	2025
Disney	2026
Invicta	2029
Sephora	2029
Swatch	2030
Levi's	2030[2]
Forever 21	2031
Nederlander Theater	2050

New York Retail Expirations by Revenue as of 12/31/2017
Weighted Average Lease Term: 8.1 Years



Millions of Dollars
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
7%
8%
2%
3%
1%
9%
15%
4%
10%
5%
36%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

1. Tenant has the right to cancel in 2023
2. Tenant has the right to cancel in 2024



theMART






theMART building (Chicago) – best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation

- **3,670,000 SF – 98.6% Occupancy[1]**
- Located in the hottest submarket in Chicago - River North
- Between 2011 and 4Q17, converted over 900,000 SF in the building from showroom/trade show space to creative office/retail space
- 2.9 million SF of total space leased since 2012
- 2017 Cash NOI (non-GAAP)[2] of $101.8 million versus 2011 Cash NOI (non-GAAP)[2] of $54.3 million
- In-place escalated rents average $42.18 PSF as of 12/31/2017

Major Tenants:

- Motorola Mobility (guaranteed by Google)
- ConAgra Foods Inc.
- 1871
- Kellogg's
- Allscripts Healthcare
- Yelp Inc.
- Paypal, Inc.
- Allstate Insurance

1. As of 12/31/2017; square footage ("SF")
2. See page 35 for non-GAAP reconciliation

555 CALIFORNIA STREET

VORNADO REALTY TRUST













555 California Street – the franchise office building in San Francisco and arguably the most iconic building on the west coast – further NOI growth expected from redeveloped concourse and 315/345 Montgomery

- **1,805,000 SF – 94.2% Occupancy[1]**
- 1.5 million SF of office space leased since 2012
- 2017 Cash NOI (non-GAAP)[2] of $50.1 million (which does not include Cash NOI from approximately 162,000 SF of vacancy and space under redevelopment) versus 2012 Cash NOI (non-GAAP)[2] of $38.2 million
- In place escalated rents average $73.40 PSF as of 12/31/2017

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Microsoft
- Jones Day
- Goldman Sachs
- Kirkland & Ellis LLP
- Morgan Stanley
- UBS
- Wells Fargo
- KKR
- McKinsey & Company Inc.

1. As of 12/31/2017; square footage ("SF") shown at 100% share
2. See page 35 for non-GAAP reconciliation











VORNADO

REALTY TRUST

GROWTH FROM DEVELOPMENT

PENN PLAZA | AN UNPRECEDENTED OPPORTUNITY

VORNADO
REALTY TRUST


HUDSON YARDS
MANHATTAN WEST
PENN PLAZA

VORNADO
REALTY TRUST


MACY'S
7 WEST 34TH ST
330 WEST 34TH ST
PENN 1
EMPIRE STATE BUILDING
PLAZA33
PENN 15 / HOTEL PENN
100 WEST 33RD ST MANHATTAN MALL
FARLEY
MOYNIHAN TRAIN HALL
MADISON SQUARE GARDEN
PENN 2
PENN 11
FARLEY PARK
AMTRAK
NJ TRANSIT
Long Island Rail Road
PENN STATION BELOW
PATH
Vornado Owned Properties
Penn Station

Unique Value Creation Opportunity

- Existing office leasable space of 6.7MM SF with average in-place rents of $61 PSF[1]
- Hudson Yards to the west asking rents average $110 PSF[1]
- Transformation of the neighborhood will also substantially enhance the value of Vornado's Penn Plaza retail holdings

1. As of 12/31/17

PENN PLAZA | BEST POSITIONED FROM TRANSIT STANDPOINT

VORNADO REALTY TRUST


650,000
RIDERS PER DAY
366,000
RIDERS PER DAY
THE PORT AUTHORITY
New York City Subway
Long Island Rail Road
AMTRAK
PENN 1
PENN 2
PENN 11
PENN 15
100 WEST 33RD ST
330 WEST 34TH ST
7 WEST 34TH ST
MADISON SQUARE GARDEN
PENN STATION
FARLEY
MOYNIHAN TRAIN HALL
MANHATTAN WEST
HUDSON YARDS
MACY'S
EMPIRE STATE BUILDING
HERALD SQUARE
BRYANT PARK
LIRR
FUTURE METRO-NORTH
NJ TRANSIT
Metro-North Railroad
ESTIMATED OPENING
2022
PATH
30 minutes from Penn Station
45 minutes from Penn Station
30 minutes from Penn Station
planned rail connection
W. 40th St
W. 34th St
W. 31st St
High Line
11th Ave
10th Ave
9th Ave
8th Ave
7th Ave
5th Ave
Madison
Park

FARLEY OFFICE BUILDING DEVELOPMENT
BEGINNING THE TRANSFORMATION OF PENN PLAZA

VORNADO
REALTY TRUST

- A 50/50 joint venture between Vornado and the Related Companies recently commenced the conversion of the Farley Post Office in Penn Plaza into the new Farley Office Building and Train Hall
- Total budget of $515 million at share
- The joint venture will develop 730,000 SF of unique creative office space and 120,000 SF of train hall retail
- Expected delivery 3Q 2020


SKYLIGHT SURROUNDED BY FARLEY OFFICE SPACE


70,000 SF OF PARK SPACE


MAIN OFFICE LOBBY DESIGN


INTERIOR CONCEPT DESIGN OF ANNEX FLOOR


FARLEY PARK - ROOF TERRACE PAVILION DESIGN


MOYNIHAN TRAIN HALL CONCOURSE

PENN 1 REDEVELOPMENT



34TH STREET LOBBY ENTRY


PENN 1

34TH STREET LOBBY



33RD STREET LOBBY ENTRY



NORTH LOBBY



34TH STREET LOBBY



33RD STREET ENTRY

PENN 1 REDEVELOPMENT - PRELIMINARY PROJECTIONS

VORNADO REALTY TRUST


PENN 1
34TH STREET LOBBY

PENN 1		2.53MM SF
Redevelopment Cost	$	200MM
In-Place Office Rent		64 PSF
Average Market Rent After Redevelopment		84 PSF
Incremental Rent		20 PSF
Incremental NOI	$	48MM
Yield on Capital		**24%**
Yield on Capital (including estimated TI/LC)		**12%**

Average remaining office lease term 5.4 years

WELL-POSITIONED WITH EXISTING ASSETS AND NEW DEVELOPMENTS CONCENTRATED IN THE FAST GROWING WEST SIDE

VORNADO REALTY TRUST


512 WEST 22ND STREET
SIZE: 173,000 RSF
COMPLETION: 2Q 2018


260 ELEVENTH AVENUE
SIZE: 340,000 RSF
ESTIMATED COMPLETION: 2021


61 NINTH AVENUE
SIZE: 170,000 RSF
COMPLETION: 2Q 2018


85 TENTH AVENUE
SIZE: 627,000 RSF
ACQUIRED: 4Q 2016


TIMES SQUARE SOUTH
MURRAY HILL
PENN 1
100 WEST 33RD
330 WEST 34TH
PENN PLAZA
THE FARLEY BUILDING
PENN 15 / HOTEL PENN
PENN 2
PENN 11
FLATIRON
260 ELEVENTH AVENUE
GRAMERCY
CHELSEA
512 WEST 22ND STREET
85 TENTH AVENUE
61 NINTH AVENUE
UNION SQUARE
4 UNION SQUARE SOUTH
770 BROADWAY
GREENWICH VILLAGE
EAST VILLAGE
WEST VILLAGE
HUDSON SQUARE
606 BROADWAY
SOHO
LITTLE ITALY

260 ELEVENTH AVENUE - DESIGNED BY RICHARD ROGERS

VORNADO
REALTY TRUST







NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM

- Energy Star Partner of the Year in 2013, 2014, 2015, and 2017, Sustained Excellence recipient
- 21 million square feet of owned and managed LEED certified buildings
- Largest landlord of LEED certified buildings in New York City with over 15 million SF. All new commercial developments will be, at minimum, LEED Gold certified
- NAREIT Leader in the Light award 2017, 8th year in a row
- Global Real Estate Sustainability Benchmark (GRESB) "Green Star" since 2013; sector leader for North America's diversified category 2017
- 20% reduction in same-store greenhouse gas emission since 2009


HAPPY NEW





VORNADO
REALTY TRUST

APPENDIX

LIABILITIES - USED IN CALCULATION OF NET ASSET VALUE

VORNADO REALTY TRUST

(Amounts in millions)

	Q4 2017		Adjustments		Net
Consolidated contractual mortgage notes payable, net of noncontrolling interests' share	$ 7,602		$ (950)	(1)	$ 6,652
Non-consolidated real estate debt	2,834	(2)	(699)	(3)	2,135
Corporate unsecured debt	850		—		850
Revolver/term loan	750		(750)	(1)	—
Other liabilities	706		—		706
Perpetual preferred (at redemption value)	1,395		(470)	(4)	925
Total Liabilities	$ 14,137		$ (2,869)		$ 11,268

(1) Debt related to 220 Central Park South
(2) Excludes our share of debt of ALX, UE, and PEI as they are presented on an equity basis in other asset values
(3) 666 Fifth Avenue Office Condominium
(4) Pro-forma taking into consideration the January 2018 redemption of our Series G and Series I preferred shares for $470

(Amounts in millions)

Reconciliation of net income to NOI at share - cash basis for the twelve months ended December 31, 2017

	2017
Net income	$ 264
Deduct:	
Our share of (income) loss from partially owned entities	(15)
Our share of (income) loss from real estate fund investments	(3)
Interest and other investment income, net	(38)
Net gains on disposition of wholly owned and partially owned assets	(1)
Loss (income) from discontinued operations	13
NOI attributable to noncontrolling interests in consolidated	(65)
Add:	
Depreciation and amortization expense	429
General and administrative expense	159
Acquisition and transaction related costs	2
Our share of NOI from partially owned entities	269
Interest and debt expense	346
Income tax expense (benefit)	41
NOI at share	1,401
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(86)
NOI at share - cash basis	$ 1,315

NOI at share - cash basis by segment:

New York:	
Office	$ 679
Retail	324
Residential	22
Alexander's	49
Hotel Pennsylvania	13
Total New York	1,087
Other:	
theMART	99
555 California Street	45
Other investments	84
Total Other	228
NOI at share - cash basis	$ 1,315

VORNADO
REALTY TRUST

(Amounts in millions)

Reconciliation of net income attributable to the Operating Partnership to EBITDA and EBITDA, as adjusted for the twelve months ended December 31, 2017

		For the Year Ended December 31, 2017
Net income attributable to the Operating Partnership	$	238
Interest and debt expense		469
Depreciation and amortization		612
Income tax expense		43
EBITDA		1,362
Adjusted, net[1]		(106)
EBITDA, as adjusted	$	1,256

1. Includes income from our former Washington, DC segment, sold properties, our Real Estate Fund, gains on sale of real estate, impairment losses and other adjustments

(Amounts in millions)

Reconciliation of theMART Building net income to EBITDA, NOI - cash basis and NOI - cash basis adding back free rent for the year ended December 31, 2017

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2011
Net income	$ 34.5	$ (4.5)
Interest and debt expense	18.7	31.2
Depreciation and amortization	39.2	21.6
EBITDA	92.4	48.3
Non-cash adjustments and other	(3.7)	3.1
NOI - cash basis	88.7	51.4
Add back free rent	13.1	2.9
NOI - cash basis adding back free rent	$ 101.8	$ 54.3

Reconciliation of 555 California Street net income to EBITDA, NOI - cash basis and NOI - cash basis adding back free rent for the year ended December 31, 2017

	For the Year Ended December 31, 2017[(1)]	For the Year Ended December 31, 2012[(1)]
Net income	$ 4.8	$ (4.6)
Interest and debt expense	18.9	22.0
Depreciation and amortization	24.1	28.5
Income tax expense	0.2	0.3
EBITDA	48.0	46.2
Non-cash adjustments and other	(2.7)	(9.1)
NOI - cash basis	45.3	37.1
Add back free rent	4.8	1.1
NOI - cash basis adding back free rent	$ 50.1	$ 38.2

1. Excluding noncontrolling interests share


HAPPY NEW





VORNADO
REALTY TRUST

MARCH 2018